ALTEGRIS GSA TREND STRATEGY FUND

Class A Shares	TRNAX
Class I Shares	TRNIX
Class N Shares	TRNNX

ALTEGRIS MANAGED FUTURES STRATEGY FUND

Class A Shares	MFTAX
Class C Shares	MFTCX
Class I Shares	MFTIX
Class O Shares	MFTOX

(each a series of Northern Lights Fund Trust)

Supplement dated January 17, 2020 to

the Prospectus dated October 28, 2019

The Board of Trustees of Northern Lights Fund Trust (the “Board”) has determined based on the recommendation of the investment adviser of Altegris GSA Trend Strategy Fund and Altegris Managed Futures Strategy Fund (each a “Fund”, collectively referred to as the “Funds”), that it is in the best interests of each of the Funds and its shareholders that the Fund cease operations. The Board has determined to close the Funds and redeem all outstanding shares on March 30, 2020.

Effective at the close of business January 17, 2020, the Funds will not accept any purchases and will no longer pursue its stated investment objective. The Funds may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Funds are otherwise not available for purchase.

Prior to March 30, 2020, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF A FUND PRIOR TO MARCH 30, 2020 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT 1-877-772-5838.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated October 28, 2019, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated October 28, 2019, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-877-772-5838.